BAIRD FUNDS, INC.

Prospectus Supplement
To Prospectus Dated May 1, 2008

Baird SmallCap Fund

On August 28, 2008, the Board of Directors of Baird Funds, Inc. (the “Company”), based upon the recommendation of Robert W. Baird & Co. Incorporated (the “Advisor”), the investment advisor to the Company, determined to close the Baird SmallCap Fund (the “Fund”).  After considering a variety of factors, including the current size of the Fund, its projected rate of asset growth and the likely challenges to the Fund in achieving economies of scale, as well as possible alternatives, the Board of Directors concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Company, effective as of the close of business on October 31, 2008.

The Board of Directors approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan, the Fund will be closed to new purchases and incoming exchanges as of September 5, 2008 (except purchases made through the automatic reinvestment of Fund distributions, if any, made after September 5, 2008).  After the Fund is closed to new investments, shareholders will be permitted to exchange their shares of the Fund for shares of the other available Baird Funds, or to redeem their shares of the Fund, as provided in the Fund’s Prospectus.

Pursuant to the Plan, any shareholder who has not exchanged or redeemed their shares of the Fund prior to the close of business on October 31, 2008, the effective time of the liquidation, will have their shares redeemed in cash and will receive a check representing the shareholder’s proportionate interest in the net assets of the Fund as of October 31, 2008, subject to any required withholdings.   Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation, but it is believed that most shareholders will have capital losses on the redemption.

The liquidation of the Fund is a taxable event.  The Advisor expects that the Fund will have net realized losses on the sale of securities held in the Fund. However, the Fund will be required to distribute to shareholders approximately $800,000 in capital gains that were realized in late 2007.  This distribution will be made on October 30, 2008 to all shareholders of record as of the close of business on October 29, 2008.  Shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

The Advisor will bear all of the expenses incurred in carrying out the Plan.

As a result of the foregoing, effective as of November 1, 2008, all references to the SmallCap Fund in the Fund’s Prospectus are hereby deleted.

The date of this Prospectus Supplement is August 29, 2008.

Please keep this Prospectus Supplement with your records.